UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 17, 2006
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   000-51290                  52-1841431
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(State or other jurisdiction        (Commission               (IRS Employer
         of incorporation)          File Number)            Identification No.)


            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                       07632
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(Address of principal executive offices)              (Zip Code)


                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                           On May 23, 2006, EpiCept Corporation (the
                  "Registrant") issued a press release announcing, among other things, its financial results for the quarter ended March 31, 2006. A copy of the press release is being furnished as
                  Exhibit 99.1 to this Form 8-K.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

                           On May 17, 2006, the Registrant received a NASDAQ
                  Staff Determination letter notifying the Registrant that it was not in compliance with the NASDAQ requirement for continued listing set forth in Marketplace Rule 4310(c)(14) due to the Registrant's failure to timely file its Form 10-Q for the quarter ended March 31, 2006. As a result, the Registrant's securities would have been delisted from The NASDAQ Stock Market at the opening of business on May 26, 2006 if the Registrant had failed to file its Form 10-Q or file a request for a hearing prior to May 24, 2006. The Registrant filed its Form 10-Q on May 23, 2006.

                           As previously reported, on May 10, 2006, the
                  Registrant filed a Notification of Late Filing on Form 12b-25, stating that its Form 10-Q for the fiscal quarter ended March 31, 2006 could not be filed on time without unreasonable effort or expense because the Registrant was unable to collect the required data relating to its January 4, 2006 merger with Maxim Pharmaceuticals Inc. ("Maxim") prior to the applicable filing deadline. The Registrant notes that the reference in the press release to "May 25, 2006" should have been to "May 15, 2006." The Registrant was unable to file its Form 10-Q on or before May 15, 2006, the 5-day extension period specified in Rule 12b-25(b)(2)(ii) of the Securities Exchange Act of 1934.

                           On May 23, 2006, the Registrant issued a press
                  release announcing, among other things, that it received the above-described notice from NASDAQ. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. On May 23, 2006, the Registrant received a letter from NASDAQ stating that the Registrant is now in compliance with NASDAQ requirements.

                           In accordance with General Instruction B.2. of Form
                  8-K, this information, including the exhibit related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1 Press release of EpiCept Corporation, dated May 23, 2006, announcing the financial results for the quarter ended March 31, 2006 and the receipt of the NASDAQ delisting notification.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION

                                        /s/ ROBERT W. COOK
                                        ---------------------------------------
                                        Name: Robert W. Cook
                                        Title: Chief Financial Officer

Date: May 23, 2006

























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
                                  EXHIBIT INDEX


   EXHIBIT                                 DESCRIPTION
   -------                                 -----------

     99.1 Press release of EpiCept Corporation, dated May 23, 2006, announcing the financial results for the quarter ended March 31, 2006 and the receipt of the NASDAQ delisting notification.




























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